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                                                         DIRECTOR

                  BATTLE MOUNTAIN GOLD COMPANY
             1988 DEFERRED INCOME STOCK OPTION PLAN

      1.   DEFERRED AMOUNT:  _____________________________,  (the
"Optionee"), a non-employee director of Battle Mountain Gold Company, a Nevada corporation (the "Company"), hereby elects to defer _______________ (the "Deferred Amount") for attending Board of Directors or Committee meetings to be earned in the year commencing ___________________ and ending December 31, 19___ (the "Plan Year").

      2. ELECTED EXERCISE PRICE: The Optionee hereby elects an exercise price of $_____ ("Elected Exercise Price") per share of common stock of the Company, $0.10 par value per share ("Stock"). The Elected Exercise Price shall not exceed the Fair Market Value minus $1.00 nor be less than $1.00. "Fair Market Value" shall mean the average of the quoted closing sales price per share of Stock as reported on the Composite Tape of the New York Stock Exchange for the five consecutive trading days immediately preceding the Election Date which Fair Market Value was equal to $______ for such period. "Election Date" shall mean the first day of the Plan Year for which the Optionee files this Agreement with the Company.

      3. GRANT OF OPTION: The Company hereby grants to the Optionee the option (the "Option") to purchase from the Company shares of Stock at the Elected Exercise Price indicated in Paragraph 2 above to be determined at the end of 1994. The number of whole shares subject to option under this Agreement is equal to the Deferred Amount divided by the Fair Market Value less the Elected Exercise Price.

          DEFERRED AMOUNT
          ---------------
       (Fair Market Value) -       =         Number of Shares
      Elected Exercise Price

      4. OPTION SUBJECT TO THE PLAN: This Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Battle Mountain Gold Company 1988 Deferred Income Stock Option Plan as in effect on the date hereof and as the same may hereinafter be amended from time to time (the "Plan"), and administrative interpretations thereunder, if any, which have been adopted by the Compensation and Stock Option Committee or any other committee of the Board of Directors authorized to administer the Plan (the "Committee") and which are still in effect on the date hereof. The Optionee has received a copy of, and is familiar with, the terms of the Plan and any such administrative interpretations, which are hereby incorporated herein by reference.

      5. OPTION PERIOD: The Option shall become exercisable on January 1, 19___ and shall terminate and be of no force and effect with respect to any shares not previously taken up by the Optionee upon the first to occur of (i) the expiration of ten
(10) years from the date hereof; (ii) in the case of resignation of the Optionee from the Board of Directors (other than by reason of death or total and permanent disability), the expiration of three (3) years after the later of (a) the date of such resignation or (b) the date on which such option first became exercisable; or (iii) in the case of

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termination of service as a director  by  the  Optionee  by reason of death or total and permanent, the expiration of one year after the later of (a) the date of such termination or (b) the date on which such option first became exercisable.

     6.   TERMS OF EXERCISE:

      (a) Subject to the limitations of the Plan and other provisions of this Agreement, this Option may be exercised only by written notice sent to the Secretary of the Company at 333 Clay Street, 42nd Floor, Houston, Texas 77002, accompanied by payments in cash, or at the option of the Optionee, in Stock theretofore owned by the Optionee (or in a combination of cash and such Stock), of the full consideration for the number of shares as to which the Option is exercised.

      (b) An Optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his legal representative, who, by reason of his death, shall acquire the right to exercise all or a portion of the Option. If the person or persons so designated wish to exercise any portion of the Option, they must do so within the term of the Option as provided in Paragraph 5 of this Agreement. Any exercise by a representative shall be subject to the provisions of the Plan.

       7. TERMINATION OF SERVICES: In the event of the termination of services of an Optionee prior to the date on which an Option granted to him becomes exercisable as provided in Paragraph 5 of the Agreement, whether by quit, discharge, retirement, disability or death, the Option shall become exercisable on the date determined in accordance with Paragraph 5 of the Agreement, but only with respect to the number of shares determined by reference to the compensation earned prior to such termination.

      8. ASSIGNMENT OR TRANSFER: The Optionee's rights under the Plan and hereunder are personal; no assignment or transfer of the Optionee's rights under and interest in the Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution; and the Option is exercisable during his lifetime only by the Optionee.

     9.   LIMITATION OF RIGHTS:

     (a) Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time or at any particular rate of compensation.

      (b) An Optionee shall have no rights as a shareholder with respect to the shares covered by the Option until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

      10. CHANGE IN PRESENT STOCK: In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's present Common Stock, appropriate adjustment shall be made by the

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Committee in the number (including the aggregate numbers specified in Section IV of the Plan), kind of shares which are or may become subject to options granted or to be granted under the Plan and in the purchase price per share of outstanding options.

      11. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS: The Committee shall have the power to modify the Option, provided that any such action must be consistent with the provisions of the Plan (including the terms and conditions set out in Section VI of the Plan) and may not have the effect of altering or impairing any rights or obligations under any Option previously granted under the Plan without the consent of the Optionee.

     12.  STATUS OF PLAN UNDER SECTION 16(B) OF THE EXCHANGE ACT:
The Optionee is aware that the Company has not obtained from the SEC any interpretive advice to the effect that the Plan complies with Rule 16b-3 under the Exchange Act. Accordingly, while the Company believes the Plan may comply with Rule 16b-3, the Optionee should assume that the exemption afforded by Rule 16b-3 may be unavailable to the Plan. The Optionee should therefore assume that the acquisition of an option under the Plan could be deemed to result in a "purchase" for purposes of Section 16(b) of the Exchange Act. The Optionee is advised to consult with the Company's Legal Department prior to making an election under the Plan with a view to planning his transactions so as to avoid an unintended liability to the Company under Section 16(b).

                                Dated: ________________

                                BATTLE MOUNTAIN GOLD COMPANY


                                By______________________________
                                  Kenneth R. Werneburg
                                  President and Chief Operating
                                   Officer

                                This  Agreement has been entered
                                into  as  of  the   above   date
                                by  the  undersigned, subject to
                                the  terms  and  provisions   of
                                the   Plan   and  administrative
                                interpretations thereof referred
                                to above.


                                ________________________________
                                Optionee


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